UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2020

Aspirational Consumer Lifestyle Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39541	98-1557048
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

#18-07/12 Great World City
Singapore	237994
(Address of principal executive offices)	(Zip Code)

+65 6672 7605

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	ASPL.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	ASPL	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ASPL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 25, 2020, Aspirational Consumer Lifestyle Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 22,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $225,000,000. The Company has granted the underwriter of the IPO a 45-day option to purchase up to an additional 3,375,000 units at the IPO price to cover over-allotments, if any.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Aspirational Consumer Lifestyle Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $6,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company (except in certain redemption scenarios when the price per Ordinary Share equals or exceeds $10.00 (as adjusted)); (2) they (including the Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $225,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) the completion of the Company's initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company's amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company's public shares if the Company has not completed its initial business combination within the allotted time frame, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-248592):

•	Amended and Restated Memorandum and Articles of Association of the Company.

•	An Underwriting Agreement, dated September 22, 2020, between the Company and Credit Suisse Securities (USA) LLC.

•	A Warrant Agreement, dated September 25, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated September 22, 2020, among the Company, the Sponsor and the Company’s officers and directors.

•	An Investment Management Trust Agreement, dated September 25, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated September 25, 2020, among the Company, the Sponsor and certain other security holders named therein.

•	An Administrative Services Agreement, dated September 22, 2020, between the Company and the Sponsor.

•	A Support Services Agreement, dated September 22, 2020, between the Company and Turmeric Capital Singapore Pte Ltd.

•	A Sponsor Warrants Purchase Agreement, dated September 22, 2020, between the Company and the Sponsor.

•	An Indemnity Agreement, dated September 22, 2020, between the Company and Ravi Thakran.

•	An Indemnity Agreement, dated September 22, 2020, between the Company and Mark Bedingham.

•	An Indemnity Agreement, dated September 22, 2020, between the Company and Lisa Myers.

•	An Indemnity Agreement, dated September 22, 2020, between the Company and Leo Austin.

•	An Indemnity Agreement, dated September 22, 2020, between the Company and Neil Jacobs.

•	An Indemnity Agreement, dated September 22, 2020, between the Company and Frank Newman.

On September 22, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated September 22, 2020, between the Company and Credit Suisse Securities (USA) LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated September 25, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated September 22, 2020, among the Company, the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated September 25, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated September 25, 2020, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, dated September 25, 2020, between the Company and the Sponsor.
10.5	Support Services Agreement, dated September 22, 2020, between the Company and Turmeric Capital Singapore Pte Ltd.
10.6	Sponsor Warrants Purchase Agreement, dated September 22, 2020, between the Company and the Sponsor.
10.7	Indemnity Agreement, dated September 22, 2020, between the Company and Ravi Thakran.
10.8	Indemnity Agreement, dated September 22, 2020, between the Company and Mark Bedingham.
10.9	Indemnity Agreement, dated September 22, 2020, between the Company and Lisa Myers.
10.10	Indemnity Agreement, dated September 22, 2020, between the Company and Leo Austin.
10.11	Indemnity Agreement, dated September 22, 2020, between the Company and Neil Jacobs.
10.12	Indemnity Agreement, dated September 22, 2020, between the Company and Frank Newman.
99.1	Press Release, dated September 22, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspirational Consumer Lifestyle Corp.

Date: September 25, 2020	By:	/s/ Ravi Thakran
		Name:	Ravi Thakran
		Title:	Chief Executive Officer and Chairman